MANAGED ACCOUNT SERIES
High Income Portfolio
(the “Fund”)

Supplement dated June 21, 2010 to the
Prospectus, dated August 28, 2009

The section in the prospectus captioned “Details About the Funds — How Each Fund Invests — Other Strategies — Repurchase Agreements, Purchase and Sale Contracts” is deleted in its entirety and replaced with the following:

Repurchase Agreements and Purchase and Sale Contracts — Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

Shareholders should retain this Supplement for future reference.

PRO-19166HI-0610-SUP